UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          February 21, 2002
           (Date of Report (Date of earliest event reported))

                        LONGVIEW FIBRE COMPANY
        (Exact name of Registrant as specified in its charter)


                             Washington
            (State or other jurisdiction of incorporation)


            0-1370                                   91-0298760
   (Commission File Number)              (I.R.S. Employer Identification No.)

          300 Fibre Way
       Longview, Washington                              98632
(Address of principal executive offices)              (Zip Code)


                               (360) 425-1550
            (Registrant's telephone number, including area code)


               _________________________________________
        (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  Other Events.

On February 21, 2002, Longview Fibre Company issued a press release announcing its first fiscal quarter results. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.


ITEM 7.  Exhibits.

(c) Exhibits

99.1 Press Release issued February 21, 2002




                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LONGVIEW FIBRE COMPANY

                                       By:    L. J. HOLBROOK
                                       ---------------------
                                       Name:  L. J. HOLBROOK
                                       Title: Senior Vice President-Finance


Dated:  February 22, 2002




                             EXHIBIT INDEX

EXHIBIT
NUMBER        Exhibit Description

99.1          Press Release issued February 21, 2002